UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□		Emerging growth company

□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

This Current Report on Form 8-K is being filed by United States Cellular Corporation (“U.S. Cellular”) to, among other things, provide information regarding the appointment of a principal operating officer as specified in paragraph (c) of Item 5.02 of Form 8-K.

On May 23, 2017, the U.S. Cellular board of directors appointed Jay M. Ellison as Executive Vice President and Chief Operating Officer of U.S. Cellular effective May 23, 2017, to hold such office until his successor is chosen and shall qualify or until his earlier resignation or removal.  Prior to such appointment, Mr. Ellison had been the Executive Vice President – Operations of U.S. Cellular.

Except as modified above, the information required by Item 401(b), (d), (e) and Item 404(a) of Regulation S-K is hereby incorporated by reference to U.S. Cellular’s Notice of 2017 Annual Meeting of Shareholders and 2017 Proxy Statement dated April 11, 2017.

In connection with the foregoing, U.S. Cellular did not enter into any material plan, contract or arrangement or a material amendment thereof, or make any grant or award or any modification of any grant or award.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders on May 23, 2017, the following number of votes were cast for the matters indicated.  The following voting results are final.  A copy of the transcript of the annual meeting and the President and Chief Executive Officer’s presentation is available on U.S. Cellular’s website at www.uscellular.com.

  Election of Directors:

The following directors received the following votes and were elected:

  For the election of four Directors of U.S. Cellular by the holders of Common Shares:
Nominee	For	Withhold	Broker Non-vote

J. Samuel Crowley	50,019,453	308,557	961,809

Harry J. Harczak, Jr.	49,988,279	339,731	961,809

Gregory P. Josefowicz	50,055,401	272,609	961,809

Cecelia D. Stewart	50,037,077	290,933	961,809

  For the election of nine Directors of U.S. Cellular by the holder of Series A Common Shares:
Nominee	For	Withhold	Broker Non-vote

James Barr III	330,058,770	-	-

Steven T. Campbell	330,058,770	-	-

LeRoy T. Carlson, Jr.	330,058,770	-	-

Walter C.D. Carlson	330,058,770	-	-

Ronald E. Daly	330,058,770	-	-

Kenneth R. Meyers	330,058,770	-	-

Peter L. Sereda	330,058,770	-	-

Douglas D. Shuma	330,058,770	-	-

Kurt B. Thaus	330,058,770	-	-

  Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2017:

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

381,302,839	43,316	2,434	-

  Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in U.S. Cellular’s Proxy Statement dated April 11, 2017 (commonly known as “Say-on-Pay”):

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote

379,947,060	400,211	39,509	961,809

  Advisory vote on whether future Say-on-Pay votes should be held every year, every two years or every three years (commonly known as “Say-of-Frequency”):

This proposal received the following votes, with the following choice receiving a majority of the votes:

“Every Year”:

Every Year (1 Year)	2 Years	3 Years	Abstain	Broker Non-vote

377,918,549	3,718	2,462,836	1,677	961,809

Based on the foregoing results and consistent with the substantial majority of the votes cast in favor of “Every Year”, U.S. Cellular has adopted a policy to hold an advisory vote on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	May 30, 2017

		By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)